UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section 240.14a-12


                    The AllianceBernstein Pooling Portfolios
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                                      N/A
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Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

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      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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
|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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


                    THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS
             1345 Avenue of the Americas, New York, New York 10105
                            Toll Free (800) 221-5672


                                                            September 15, 2010

Dear Stockholders:

The Board of Trustees (the "Trustees") of The AllianceBernstein Pooling Portfolios (the "Fund"), is pleased to invite you to an Annual Meeting of Stockholders (the "Meeting") to be held on November 5, 2010. The accompanying Notice of Meeting of Stockholders and Proxy Statement present several proposals to be considered at the Meeting.

At the Meeting, stockholders or shareholders (the "stockholders") of each of the portfolios that are separate series of the Fund (each a "Portfolio" and collectively the "Portfolios") will be asked to elect Trustees for the Fund. The stockholders of the Portfolios are also being asked to approve certain other proposals, as explained in the attached Proxy Statement. These proposals include amending the Fund's investment advisory agreement, updating and standardizing the Fund's declaration of trust, and amending or eliminating fundamental investment policies. We believe that these amendments will benefit each Portfolio and its stockholders.

The Trustees have concluded that the proposals are in the best interests of the Fund and the Portfolios and unanimously recommend that you vote "FOR" the proposals that apply to the Portfolio or Portfolios in which you hold shares.

We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote by proxy. Broadridge Financial Solutions, Inc. ("Broadridge"), a proxy solicitation firm, has been selected to assist stockholders in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from Broadridge reminding you to authorize the proxy holders to cast your vote. No matter how many shares you own, your vote is important.

Sincerely,

Robert M. Keith
President

                             QUESTIONS AND ANSWERS
                    THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

                                     PROXY

Q.    WHY DID YOU SEND ME THIS BOOKLET?

A. This booklet contains the Notice of Annual Meeting of Stockholders (the "Notice") and Proxy Statement that provides you with information you should review before voting on the proposals that will be presented at the Annual Meeting of Stockholders (the "Meeting") for The AllianceBernstein Pooling Portfolios (the "Fund") with respect to the portfolios that are each a series of the Fund (each, a "Portfolio and, collectively, the "Portfolios"). You are receiving these proxy materials because you own shares of a Portfolio's stock. As a stockholder, you have the right to vote for the election of Trustees of the Fund and on the various proposals concerning your investment in a Portfolio.

Q.    WHO IS ASKING FOR MY VOTE?

A. The Board of Trustees of the Fund (the "Board") is asking you to vote at the Meeting. All Portfolio stockholders will be asked to vote on all proposals. The proposals are as follows:

      o Election of Trustees for the Fund;
      o Amendment of the investment advisory agreement for the Portfolios;
      o Amendment of the Fund's Declaration of Trust; and
      o Amendment or elimination of certain fundamental policies.

Q.    HOW DOES THE BOARD RECOMMEND I VOTE?

A. The Board recommends that you vote FOR each of the nominees and FOR all proposals.

Q.    WHO IS ELIGIBLE TO VOTE?

A. Stockholders of record at the close of business on September 9, 2010 (the "Record Date") are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. You will be entitled to vote only on those proposals that apply to the Portfolio of which you were a stockholder on the Record Date. If you owned shares on the Record Date, you have the right to vote even if you later redeemed the shares.

Q.    WHAT ROLE DOES THE BOARD PLAY?

A. The Fund's Board oversees each Portfolio's management and affairs. Each of the Trustees has an obligation to act in what he or she believes to be the best interests of a Portfolio, including approving and recommending the proposals in the Proxy Statement. The background of each nominee for Trustee is described in the Proxy Statement.

Q. WHY IS THE BOARD PROPOSING TO AMEND THE INVESTMENT ADVISORY AGREEMENT OF THE PORTFOLIOS OTHER THAN VOLATILITY MANAGEMENT PORTFOLIO?

A. This proposed amendment relates to the reimbursement to the Adviser of its costs of providing certain administrative services to the Portfolios at the request of the Portfolios. The standard investment advisory agreement for the AllianceBernstein Funds provide for the reimbursement to the Adviser of these costs. The Portfolios' agreement does not include this provision. We are proposing to amend the agreement to provide for the reimbursement to the Adviser of these costs.

Q. WHY IS THE BOARD PROPOSING THE AMENDMENT OF THE DECLARATION OF TRUST OF THE FUND?

A. The Fund is organized as a Massachusetts Business Trust under the laws of The Commonwealth of Massachusetts. Currently, the Declaration of Trust of the Fund requires a stockholder vote to amend the Declaration, except in certain limited situations. We are proposing to amend the Declaration to provide the Trustees with broad authority to amend the Declaration without a vote of stockholders. By allowing future amendments of the Declaration without stockholder approval, this proposal removes limits on the Trustee's authority to take actions that would benefit the Portfolios and their stockholders without the cost and delay of obtaining a stockholder vote. In connection with this proposal, the Trustees approved an amendment to the Declaration to change the quorum requirements for stockholder meetings. This amendment will take effect if stockholders approve the proposal.

Q. WHY IS THE BOARD PROPOSING TO AMEND OR ELIMINATE CERTAIN OF THE PORTFOLIOS' FUNDAMENTAL INVESTMENT POLICIES?

A. Certain policies are required by the federal law applicable to mutual funds to be fundamental, meaning they cannot be changed without a stockholder vote. We are proposing to update and standardize the Portfolios' fundamental policies. The revised fundamental policies will not change the way the Portfolios are managed.

Q.    HOW CAN I AUTHORIZE PROXIES TO CAST MY VOTES?

A.    Please follow the voting instructions included on the enclosed proxy card.

Q.    WHAT IF I WANT TO REVOKE MY PROXY?

A. You can revoke your proxy at any time prior to its exercise (i) by giving written notice to the Secretary of a Portfolio at 1345 Avenue of the Americas, New York, New York 10105, (ii) by authorizing a later-dated proxy (either by signing and submitting another proxy card or by calling Broadridge at (866) 451-3783 or (iii) by personally voting at the Meeting.

Q.    WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

A.    Please call the Proxy Solicitor at (866) 451-3783.

[LOGO]
ALLIANCEBERNSTEIN (R)


                           The AllianceBernstein Pooling Portfolios ("Pooling")
                        - AllianceBernstein Bond Inflation Protection Portfolio
                    - AllianceBernstein Global Real Estate Investment Portfolio
                                       - AllianceBernstein High-Yield Portfolio
                       - AllianceBernstein Intermediate Duration Bond Portfolio
                             - AllianceBernstein International Growth Portfolio
                              - AllianceBernstein International Value Portfolio
                              - AllianceBernstein Short Duration Bond Portfolio
                             - AllianceBernstein Small-Mid Cap Growth Portfolio
                             -  AllianceBernstein Small-Mid Cap Value Portfolio
                            - AllianceBernstein U.S. Large Cap Growth Portfolio
                                       - AllianceBernstein U.S. Value Portfolio
                            - AllianceBernstein Volatility Management Portfolio

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

--------------------------------------------------------------------------------


                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                         SCHEDULED FOR NOVEMBER 5, 2010

To the Stockholders of The AllianceBernstein Pooling Portfolios:

Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of The AllianceBernstein Pooling Portfolios (the "Fund") with respect to the portfolios that are each a series of the Fund (each, a "Portfolio", and, collectively, the "Portfolios"), will be held at the offices of the Portfolios, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on November 5, 2010, at 3:00 p.m., Eastern Time, to consider and vote on the following proposals, all of which are more fully described in the accompanying Proxy Statement dated September 15, 2010:

1. The election of Trustees for the Fund, each such Trustee to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

2. The amendment of the Investment Advisory Agreement for the Portfolios other than the Volatility Management Portfolio.

3.    The amendment of the Fund's Declaration of Trust.

4. The amendment or elimination of certain fundamental policies of the Portfolios.

5. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Any stockholder of record of a Portfolio at the close of business on September 9, 2010 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

                                              By Order of the Board of Trustees,
                                              __________________
                                              Emilie Wrapp
                                              Secretary


New York, New York

September 15, 2010

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO, BY TELEPHONE OR THROUGH THE INTERNET, AUTHORIZE PROXIES TO CAST YOUR VOTES. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE MARK AND MAIL YOUR PROXY PROMPTLY IN ORDER TO SAVE THE PORTFOLIOS ANY ADDITIONAL COST OF FURTHER PROXY SOLICITATION AND IN ORDER FOR THE MEETING TO BE HELD AS SCHEDULED.

--------------------------------------------------------------------------------

AllianceBernstein (R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                                PROXY STATEMENT
                    THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

                           The AllianceBernstein Pooling Portfolios ("Pooling")
                        - AllianceBernstein Bond Inflation Protection Portfolio
                    - AllianceBernstein Global Real Estate Investment Portfolio
                                       - AllianceBernstein High-Yield Portfolio
                       - AllianceBernstein Intermediate Duration Bond Portfolio
                             - AllianceBernstein International Growth Portfolio
                              - AllianceBernstein International Value Portfolio
                              - AllianceBernstein Short Duration Bond Portfolio
                             - AllianceBernstein Small-Mid Cap Growth Portfolio
                             -  AllianceBernstein Small-Mid Cap Value Portfolio
                            - AllianceBernstein U.S. Large Cap Growth Portfolio
                                       - AllianceBernstein U.S. Value Portfolio
                            - AllianceBernstein Volatility Management Portfolio


                          1345 Avenue of The Americas
                            New York, New York 10105

                              ___________________

                      JOINT ANNUAL MEETING OF STOCKHOLDERS

                                November 5, 2010

                              ___________________

                                  INTRODUCTION

This is a combined Proxy Statement for the portfolios of The AllianceBernstein Pooling Portfolios (the "Fund") listed above each of which is a series of the Fund (each a "Portfolio", and collectively, the "Portfolios"). The Fund's Board of Trustees (the "Board") is soliciting proxies for a Joint Annual Meeting of Stockholders of each Portfolio (the "Meeting") to consider and vote on proposals that are being recommended by the Board with respect to the Portfolios.

The Board is sending you this Proxy Statement to ask for your vote on several proposals affecting your Portfolio. The Fund will hold the Meeting at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on November 5, 2010 at 3:00 p.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone. The solicitation cost will be borne by the Portfolios. AllianceBernstein L.P. is the investment adviser to the Portfolios (the "Adviser"). The Notice of Joint Annual Meeting of Stockholders, Proxy Statement, and Proxy Card are being mailed to stockholders on or about September 15, 2010.

Any stockholder who owned shares of a Portfolio at the close of business on September 9, 2010 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

Important Notice Regarding Availability Of Proxy Materials For The Stockholders' Meeting To Be Held on Friday, November 5, 2010. The Proxy Statement is Available on the Internet At Www.alliancebernstein.com/abfundsproxy.

We have divided the Proxy Statement into five main parts:

      Part I :  Overview of the Board's proposals.

      Part II : Discussion of each proposal and an explanation of why we are requesting that you approve each proposal.

      Part III: Information about the Portfolios' Audit Committee Reports and the Portfolios' independent registered public accounting firm.

      Part IV: Additional information on proxy voting and stockholder meetings.

      Part V:  Other information about the Fund and Portfolios.

Part I - Overview of Proposals
------------------------------

      As a stockholder of one or more of the Portfolios, you are being asked to consider and vote on a number of proposals. Each proposal applies to all of the Portfolios and is as follows:

      1.    To approve the election of the Trustees.

      2. To approve the amendment of the Portfolios' Investment Advisory Agreement to permit reimbursement to the Adviser of certain administrative expenses.

      3.    To approve amendments to the Fund's Declaration of Trust.

      4. To approve the amendment or elimination of the Portfolios' fundamental investment restrictions.

Part II - Discussion of Each Proposal
-------------------------------------

                                  PROPOSAL ONE
                              ELECTION OF TRUSTEES

      At the Meeting, stockholders will vote on the election of Trustees of the Fund. Each Trustee elected at the Meeting will serve for a term of indefinite duration and until his or her successor is duly elected and qualifies. The following individuals have been nominated for election as a Trustee for the Fund. It is the intention of the persons named as proxies in the accompanying Proxy Card to vote in favor of the nominees named below for election as a Trustee of the Fund.

                               Mr. John H. Dobkin
                             Mr. Michael J. Downey
                           Mr. William H. Foulk, Jr.
                               Mr. D. James Guzy
                              Ms. Nancy P. Jacklin
                               Mr. Robert M. Keith
                               Mr. Garry L. Moody
                          Mr. Marshall C. Turner, Jr.
                               Mr. Earl D. Weiner

      Each nominee has consented to serve as Trustee. The Board knows of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board may recommend.

      Certain information concerning the nominees for Trustees is set forth below.


                                                                       Number of    Other
                                                                       Portfolios   Public
                                                                       in           Company
                                                                       Alliance-    Directorships
                                       Principal                       Bernstein    Held by
                                       Occupation(s), Including        Fund         Trustee in
                                       Directorships Held              Complex      the
Name, Address*             Years of    During                          Overseen by  Past
and Age                    Service**   Past 5 Years                    by Trustee   5 Years
---------------            ----------  ------------------------        -----------  -------------
DISINTERESTED TRUSTEES

Chairman of the Board
William H. Foulk, Jr.,#,   5           Investment Adviser and an       94           None
##                                     Independent Consultant since
78                                     prior to 2005. Previously, he
                                       was Senior Manager of Barrett
                                       Associates, Inc., a registered
                                       investment adviser. He was
                                       formerly Deputy Comptroller
                                       and Chief Investment Officer
                                       of the State of New York and,
                                       prior thereto, Chief
                                       Investment Officer of the New
                                       York Bank for Savings. He has
                                       served as director or trustee
                                       of various AllianceBernstein
                                       Funds since 1983 and has been
                                       Chairman of the
                                       AllianceBernstein Funds and of
                                       the Independent Directors
                                       Committee of such Funds since
                                       2003.

John H. Dobkin,#           5           Independent Consultant since    92           None
68                                     prior to 2005.  Formerly,
                                       President of Save Venice, Inc.
                                       (preservation organization)
                                       from 2001-2002, Senior Advisor
                                       from June 1999-June 2000 and
                                       President of Historic Hudson
                                       Valley (historic preservation)
                                       from December 1989 - May 1999.
                                       Previously, Director of the
                                       National Academy of Design. He
                                       has served as a director or
                                       trustee of various
                                       AllianceBernstein Funds since
                                       1992.

Michael J. Downey,#        5           Private Investor since prior    92           Asia Pacific Fund,
66                                     to 2005.  Formerly, managing                 Inc. and The
                                       partner of Lexington Capital,                Merger Fund since
                                       LLC (investment advisory firm)               prior to 2005 and
                                       from December 1997 until                     Prospect
                                       December 2003.  From 1987                    Acquisition Corp.
                                       until 1993, Chairman and CEO                 (financial
                                       of Prudential Mutual Fund                    services) since
                                       Management, director of the                  2007 until 2009
                                       Prudential Mutual Funds, and
                                       member of the Executive
                                       Committee of Prudential
                                       Securities Inc.  He has served
                                       as a director or trustee of
                                       the AllianceBernstein Funds
                                       since 2005.

D. James Guzy,#            5           Chairman of the Board of PLX    92           Cirrus Logic
74                                     Technology (semi-conductors)                 Corporation
                                       and of SRC Computers Inc.,                   (semi-conductors)
                                       with which he has been                       and PLX
                                       associated since prior to                    Technology, Inc.
                                       2005.  He was a Director of Intel            (semi-conductors)
                                       Corporation (semi-conductors)                since prior to
                                       from 1969 until 2008, and                    2005 and Intel
                                       served as Chairman of the                    Corporation
                                       Finance Committee of such                    (semi-conductors)
                                       company for several years                    since prior to
                                       until May 2008. He has served                2005 until 2008
                                       as a Director for one or more
                                       of the AllianceBernstein Funds
                                       since 1982.

Nancy P. Jacklin,#,##      4           Professorial Lecturer at the    92           None
62                                     Johns Hopkins School of
                                       Advanced International Studies
                                       since 2008. Formerly, U.S.
                                       Executive Director of the
                                       International Monetary Fund
                                       (December 2002-May 2006);
                                       Partner, Clifford Chance
                                       (1992-2002); Sector Counsel,
                                       International Banking and
                                       Finance, and Associate General
                                       Counsel, Citigroup
                                       (1985-1992); Assistant General
                                       Counsel (International),
                                       Federal Reserve Board of
                                       Governors (1982-1985); and
                                       Attorney Advisor, U.S.
                                       Department of the Treasury
                                       (1973-1982).  Member of the
                                       Bar of the District of
                                       Columbia and of New York; and
                                       member of the Council on
                                       Foreign Relations. She has
                                       served as a director or
                                       trustee of the
                                       AllianceBernstein Funds since
                                       2006.

Garry L. Moody,#           2           Independent Consultant.         91           None
58                                     Formerly, Partner, Deloitte &
                                       Touche LLP (1995-2008) where
                                       he held a number of senior
                                       positions, including
                                       Vice Chairman, and U.S. and
                                       Global Investment Management
                                       Practice Managing Partner;
                                       President, Fidelity Accounting
                                       and Custody Services Company
                                       (1993-1995); and Partner,
                                       Ernst & Young LLP (1975-1993),
                                       where he served as the
                                       National Director of Mutual
                                       Fund Tax Services. He has served
                                       as a director or trustee,
                                       and as Chairman of the Audit
                                       Committee, of most of the
                                       AllianceBernstein Funds since
                                       2008.

Marshall C. Turner, Jr.,#  5           Private Investor since prior    92           Xilinx, Inc.
68                                     to 2005, Interim CEO of MEMC                 (programmable
                                       Electronic Materials, Inc.                   logic
                                       (semi-conductor and solar cell               semi-conductors)
                                       substrates) from November 2008               and MEMC
                                       until March 2009.  He was                    Electronic
                                       Chairman and CEO of Dupont                   Materials, Inc.
                                       Photomasks, Inc. (components                 (semi-conductor
                                       of semi-conductor                            and solar cell
                                       manufacturing), 2003-2005, and               substrates) since
                                       President and CEO, 2005-2006,                prior to 2005
                                       after the company was acquired
                                       and renamed Toppan Photomasks,
                                       Inc. He has served
                                       as a director or trustee of
                                       one or more of the
                                       AllianceBernstein Funds since
                                       1992.

Earl D. Weiner,#           3           Of Counsel, and Partner prior   92           None
71                                     to January 2007, of the law
                                       firm Sullivan & Cromwell LLP
                                       and member of ABA Federal
                                       Regulation of Securities
                                       Committee Task Force to draft
                                       editions of the Fund
                                       Director's Guidebook. He has
                                       served as a director or
                                       trustee of the
                                       AllianceBernstein Funds since
                                       2007 and is Chairman of the
                                       Governance and Nominating
                                       Committees of most of the
                                       Funds.

INTERESTED TRUSTEE**

Robert M. Keith,+,++       None        Senior Vice President of        6            None
1345 Avenue of the                     AllianceBernstein L.P. (the
Americas                               "Adviser")*** and head of
New York, NY 10105                     AllianceBernstein Investments
50                                     Inc. ("ABI")*** since July
                                       2008; Director of ABI and
                                       President of the
                                       AllianceBernstein Mutual
                                       Funds.  Previously, he served
                                       as Executive Managing Director
                                       of ABI from December 2006 to
                                       June 2008.  Prior to joining
                                       ABI in 2006, Executive
                                       Managing Director of Bernstein
                                       Global Wealth Management, and
                                       prior thereto, Senior Managing
                                       Director and Global Head of
                                       Client Service and Sales of
                                       the Adviser's institutional
                                       investment management business
                                       since 2004.  Prior thereto,
                                       Managing Director and Head of
                                       North American Client Service
                                       and Sales in the Adviser's
                                       institutional investment
                                       management business, with
                                       which he had been associated
                                       since prior to 2004.

* The address for each of the Fund's disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  "Years of Service" refers to the total number of years served as a Trustee.

*** The Adviser and ABI are affiliates of each Portfolio.

#   Member of the Audit Committee, the Governance and Nominating Committee, and
the Independent Directors Committee of the Fund.

##  Member of the Fair Value Pricing Committee.

+   Mr. Keith will become a Trustee of the Fund if elected at the Meeting.

++ Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Fund due to his position as an Executive Vice President of the Adviser.


      The business and affairs of the Fund are managed under the direction of the Fund's Board. Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as "Independent Trustees", and Trustees who are "interested persons" of the Fund are referred to as "Interested Trustees". Certain information concerning the Fund's governance structure and each Trustee is set forth below.

      Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee of the Board, which is composed of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Trustees for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Trustee the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

      The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

      In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Trustee during his or her tenure (including the Trustee's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the Fund, is provided in the table above and in the next paragraph.

      Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. In addition to his or her service as a Trustee of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Controller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on any such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the board of directors and any committee thereof in the absence of such experience, qualifications, attributes and skills.

      Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Valuation Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

      An Independent Trustee serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board's leadership by an Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Trustee as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

      Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

      Risk oversight forms part of the Board's general oversight of the Fund's investment program and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

      Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the Fund's ability to manage risk is subject to substantial limitations.

      As of September 3, 2010 to the knowledge of management, the Trustees and officers of the Fund, both individually and as a group, owned less than 1% of the shares of any Portfolio. Additional information related to the equity ownership of the Trustees in each of the Portfolios and the compensation they received from the Fund is presented in Appendix [B]. During each Portfolio's most recently completed fiscal year, the Fund's Trustees as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

      During its fiscal year ended in 2009, the Board met eight times. Each Trustee attended at least 75% of the total number of meetings of the Board held during the fiscal year and, if a member, at least 75% of the total number of meetings of the committees held during the period for which he or she served. The Fund does not have a policy that requires a Trustee to attend annual meetings of stockholders but the Fund encourages such attendance.

      The Trustees of the Fund have four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Trustees. The function of the Audit Committee is to assist the Board in its oversight of a Portfolio's financial reporting process. The Audit Committee of the Fund met two times during the Fund's most recently completed fiscal year.

      The Governance and Nominating Committee of the Fund met five times during the Fund's most recently completed fiscal year. The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter of the Governance and Nominating Committee, the Committee assists the Board in carrying out its responsibilities with respect to governance of a Portfolio and identifies, evaluates and selects and nominates candidates for the Board. The Committee also may set standards or qualifications for Trustees and reviews at least annually the performance of each Trustee, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Trustee's ability to perform his or her duties. The Committee may consider candidates as Trustees submitted by the Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources.

      The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Portfolio's outstanding common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders or, if an annual meeting was not held in the previous year, all required information must be received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

      The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Trustee. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

      The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Portfolio made under unique or highly unusual circumstances not previously addressed by the Adviser's Valuation Committee that would result in a change in the Portfolio's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

      The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Trustees, such as review and approval of the Advisory and Transfer Agency Agreements. The Independent Directors Committee met eight during the Fund's most recently completed fiscal year.

      The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Trustee of the Fund, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of the Fund or the individual Trustee. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Trustee to whom or to which the communication is addressed.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES TO SERVE AS A TRUSTEE OF THE FUND. THE ELECTION OF EACH NOMINEE REQUIRES THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST.

                                  PROPOSAL TWO
            THE AMENDMENT TO INVESTMENT ADVISORY AGREEMENT TO PERMIT
        REIMBURSEMENT TO THE ADVISER OF CERTAIN ADMINISTRATIVE EXPENSES

      The Board considered and approved the Adviser's recommendation that the investment advisory agreement of the Fund with respect to each Portfolio except the Volatility Management Portfolio (the "Advisory Agreement") be amended. The standard investment advisory agreement between the Adviser and most AllianceBernstein Funds includes an investment advisory fee and also provides for the reimbursement to the Adviser of the costs of certain non-advisory services that the Adviser provides to the fund at the request of the fund. These reimbursable costs are for personnel performing certain administrative services for the Funds, including clerical, accounting and other services ("administrative services expenses"). With the exception of the Volatility Management Portfolio, the Advisory Agreement does not provide for reimbursement of the administrative services expenses that are provided to each of the Portfolios as do the standard investment advisory agreements. The Advisory Agreement was initially approved by the Trustees on February 8, 2005.

      The proposed amendment would add a provision to the Advisory Agreement authorizing reimbursement to the Adviser of the administrative services expenses. The Adviser's employees provide the same type of administrative services to the Portfolios as they do for other AllianceBernstein Funds, but, under the Advisory Agreement, the Adviser receives no reimbursement for these administrative services expenses. Reimbursement of expenses for administrative services is a common arrangement in the fund industry. The reimbursement obligation may be included in an investment advisory agreement or in a separate agreement. The Trustees concurred with the Adviser that the same type of reimbursement arrangement for administrative services expenses should apply to the Portfolios as applies to other AllianceBernstein Funds. Implementation of the reimbursement provision for a Portfolio will be subject to the approval of the Trustees.

      The following table shows for the fiscal year (August 31, 2009) to date period ended July 31, 2010 each Portfolio's current expense ratio for Class A shares and the effect of the proposed amendment, if approved by stockholders, on each Portfolio's expense ratio to three decimal points:


                                                                Expense ratio        Expense ratio
                                                                   without             including
                 Portfolio                                      reimbursement        reimbursement
                 ----------                                     --------------       --------------
Pooling Portfolios
  AllianceBernstein U.S. Value Portfolio                           0.014%               0.016%
  AllianceBernstein U.S. Large Cap Growth Portfolio                0.014%               0.016%
  AllianceBernstein Global Real Estate Investment Portfolio        0.036%               0.041%
  AllianceBernstein International Value Portfolio                  0.036%               0.040%
  AllianceBernstein International Growth Portfolio                 0.033%               0.037%
  AllianceBernstein Short Duration Bond Portfolio                  0.145%               0.149%
  AllianceBernstein Intermediate Duration Bond Portfolio           0.169%               0.173%
  AllianceBernstein Bond Inflation Protection Portfolio            0.059%               0.066%
  AllianceBernstein High-Yield Portfolio                           0.056%               0.068%
  AllianceBernstein Small-Mid Cap Value Portfolio                  0.040%               0.047%
  AllianceBernstein Small-Mid Cap Growth Portfolio                 0.037%               0.045%


      As the table indicates, the effect of the proposed amendment on the Portfolios' expense ratios is modest at current asset levels.

      The Trustees agreed with the Adviser's recommendation that it would be appropriate for the Advisory Agreement to be amended to include the same provisions relating to administrative services expenses as those in the advisory agreements for the other AllianceBernstein Funds. All other provisions of the Advisory Agreement would remain the same except for certain minor conforming amendments. The amendments to the Advisory Agreement require a stockholder vote because they result in an increase, as reflected above, in the compensation paid to the Adviser under the Advisory Agreement.

Approval of Proposal 2 requires the affirmative vote of the stockholders of a 1940 Act Majority with respect to each Portfolio. The Board, including the Independent Trustees, of the Fund unanimously recommends that the stockholders of each Portfolio vote FOR Proposal 2.

                                 PROPOSAL THREE

        AMENDMENT TO DECLARATION OF TRUST AND ACCOMPANYING BOARD ACTION

      A.    Amendment of Declaration

      The Fund is organized as a Massachusetts Business Trust ("MBT") and operates pursuant to a Declaration of Trust (the "Declaration"). The Board considered and approved the Adviser's recommendation to amend the Declaration. A stockholder vote is required to amend the existing Declaration under certain circumstances. The proposed amendment to the Declaration (the "Amendment") would provide the Trustees with broad authority to amend the Declaration without a vote of stockholders. The proposed Amendment to the Declaration is set forth below:

            The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration.

      The Amendment would replace Article VIII, Section 8 in the Declaration.

      By allowing future amendments of the Declaration without stockholder approval, the Amendment would remove limits on the Trustees' authority to take actions that they believe would be in the best interest of the Fund and its stockholders. The Amendment gives the Trustees the necessary authority and flexibility to react quickly to changes in legal and regulatory conditions without the cost and delay of a stockholder meeting when the Trustees determine that the action is in the best interests of stockholders.

      The Fund is subject to comprehensive regulation under the 1940 Act and Massachusetts law and the Board would still be required to submit a future amendment to a Declaration to a vote of the Fund's stockholders if applicable law were to require such a vote. Currently, Massachusetts law does not require a stockholder vote on amendments to a declaration of trust unless the declaration otherwise provides.

      B.    Other Amendment

      In connection with approval of the Amendment, the Board considered and approved the Adviser's recommendation to adopt one other amendment to the Declaration. The amendment will become effective only if stockholders approve Proposal 3. The Trustees could approve the amendment after the Meeting if stockholders approve Proposal 3, but we want stockholders to understand the proposed amendment approved by the Trustees. The amendment is intended to improve efficient administration of the Portfolios under the Declaration.

      The Board considered and approved the Adviser's recommendation to change the Portfolios' quorum requirements. The Declaration establishes higher quorum requirements for a stockholder meeting than many of the other AllianceBernstein Funds. The quorum requirement is 40% of the shares entitled to vote. The higher quorum requirement may impede the conduct of a stockholder meeting because action cannot be taken unless a quorum is present. The Board considered and approved the Adviser's recommendation to amend the quorum requirement to reduce it to 30% of the shares entitled to vote. A lower quorum will reduce the likelihood of the expense and delay of adjourning a meeting or resoliciting stockholders should a quorum not be present in person or by proxy.

Approval of Proposal 3 with respect to the Fund requires the affirmative vote of a majority of the shares of the Fund entitled to vote. The Board, including the Independent Trustees, of the Fund unanimously recommends that the stockholders of each Portfolio vote FOR Proposal 3.


                                 PROPOSAL FOUR

          AMENDMENT OR ELIMINATION OF FUNDAMENTAL INVESTMENT POLICIES

      Under Section 8(b) of the 1940 Act, a Portfolio must disclose whether it has a policy regarding the following: (1) diversification, as defined in the 1940 Act; (2) borrowing money; (3) issuing senior securities; (4) underwriting securities issued by other persons; (5) purchasing or selling real estate; (6) purchasing or selling commodities; (7) making loans to other persons; and (8) concentrating investments in any particular industry or group of industries (the "Section 8(b) policies"). Under the 1940 Act, these policies are "fundamental" and may not be changed without a stockholder vote.

      In addition to its Section 8(b) policies, under the 1940 Act a Portfolio may designate any other of its policies as fundamental policies (the "Other Fundamental Policies"). The Portfolio's Other Fundamental Policies can be traced back to state securities law or "blue sky" restrictions that were previously in effect. The National Securities Markets Improvement Act of 1996 preempted regulation of mutual fund offerings that required these policies.

      The Trustees considered and approved the Adviser's recommendation that the Portfolios' Section 8(b) policies be replaced with standardized fundamental policies. The Adviser recommended and the Board approved less restrictive
Section 8(b) policies. If the Proposals are approved with respect to a Portfolio, only those investment restrictions that the 1940 Act specifically requires to be fundamental (i.e., the Section 8(b) policies), as described in Proposals 4.A. - 4.G. will remain fundamental investment restrictions of the Portfolios. The Adviser also recommended and the Board approved the elimination of the Other Fundamental Policies as discussed below in Proposals 4.H. - 4.I. None of the changes in the Section 8(b) policies or the Other Fundamental Policies is expected to have a significant effect on the management of the Fund.

                                 Proposal 4.A.
           Amendment of Fundamental Policy Regarding Diversification

Proposal:

      The Portfolios are diversified as defined in the 1940 Act.

Discussion:

      Section 8(b) of the 1940 Act requires a fund to state whether it is "diversified" as that term is defined in the 1940 Act. Consequently, the proposed modification is consistent with the 1940 Act, which only requires that a fund state whether it is diversified. As the term "diversified" is used in the 1940 Act, a diversified fund may not, with respect to 75% of its total assets,
(1) invest more than 5% of its total assets in the securities of one issuer, or
(2) hold more than 10% of the outstanding voting securities of such issuer.

      No change is being proposed to the Portfolios' designations as diversified. Instead, the proposed change would modify the Portfolios' fundamental investment restrictions regarding their sub-classification under the 1940 Act to rely on the definition of the term "diversified" in the 1940 Act rather than stating the relevant percentage limitations expressed under current law. Consequently, without the Fund's Trustees or stockholders taking further action, this investment restriction would automatically apply the requirements of "diversification" under the 1940 Act to the Portfolios.

                                 Proposal 4.B.
                     Senior Securities and Borrowing Money

Proposal:

      The Portfolios may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

      For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to involve the issuance of a senior security.

Discussion:

      Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets. In addition, under the 1940 Act, certain types of transactions entered into by a fund, including, among others, futures contracts, repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered to raise senior security issues. Currently, under SEC interpretations, these activities are not deemed to be prohibited by Section 18(f)(1) so long as certain coverage requirements designed to protect stockholders are met. The proposed modification makes it clear that margin and collateral arrangements are not to be deemed to involve the issuance of a senior security.

      The proposed policy would automatically conform the Portfolios' policy more closely to the exact statutory and regulatory requirements regarding borrowing and senior securities, as they exist from time to time, without incurring the time and expense of obtaining stockholder approval to change the policy in response to changes in statutory and regulatory requirements.

                                 Proposal 4.C.
                            Underwriting Securities

Proposal:

      The Portfolios may not act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

Discussion:

      The purpose of the modification is to clarify that the Portfolios are not prohibited from acquiring "restricted securities" to the extent such investments are consistent with a Portfolio's investment objective, even if such investments may result in the Portfolio technically being considered an underwriter under the federal securities laws if resold under certain circumstances. The modification standardizes the policy on underwriting across the AllianceBernstein Funds.

      Restricted securities are securities that have not been registered under the Securities Act of 1933, as amended and are purchased directly from the issuer or in the secondary market and may not be resold unless registered under such Act or pursuant to an applicable exemption from such registration. Restricted securities have historically been considered a subset of illiquid securities (i.e., securities for which there is no public market). Because the Portfolios need to maintain a certain amount of liquidity to meet redemption requests, the Portfolios do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Consequently, revising this fundamental restriction is not expected to affect the day-to-day management of a Portfolio.

                                 Proposal 4.D.
                                 Concentration
Proposal:

      The Portfolios may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

Discussion:

      While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the SEC has taken the position that investment of more than 25% of a portfolio's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. Under the SEC's guidelines, a fund may select its own industry classification. An industry classification refers to companies that have economic characteristics that are not materially different and does not include broad industry sectors such as the healthcare, technology, utility or real estate industries. The proposed change would permit investment in an industry up to the prescribed limits under the 1940 Act and accompanying SEC interpretations, as those limits are updated from time to time.

                                 Proposal 4.E.
                           Investments In Real Estate

Proposal:

      The Portfolios may not purchase or sell real estate except that they may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolios from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

Discussion:

      The 1940 Act requires a fund to state a fundamental policy regarding the purchase and sale of real estate. Under the Portfolios' current real estate investment policy, a Portfolio may be restricted in its ability to purchase and sell real estate even when ownership of the real estate devolves upon the Portfolio through permissible investments. For instance, it is possible that a Portfolio could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate in the event of a default. The proposed modification to the Portfolios' policy on real estate-related investments clarifies that the Portfolios' may sell real estate when ownership of real estate results from permissible investments and clarifies that a Portfolio may invest in real estate-related securities and real estate backed securities or instruments.

                                 Proposal 4.F.
                                  Commodities

Proposal:

      The Portfolio may not purchase or sell commodities except to the extent that the Portfolio may do so in accordance with applicable law and the Portfolio's Prospectus and Statement of Additional Information, as they may be amended from time to time.

Discussion:

      The Portfolios' current fundamental commodities policies prohibit the purchase or sale of commodities or commodities contracts except for certain futures and forward contracts on securities, currencies and securities indices and options thereon. The Portfolios' fundamental commodities policy reflected legal requirements in effect at the time the current policy was adopted. The derivates transactions generally regulated as commodities were futures and options on futures and options on physical commodities. Swaps were specifically excluded from regulation.

      As part of its recent financial reform initiative, Congress recently enacted legislation that, among other things, imposes regulation on swaps. As a result, the current commodities policy, which specifically refers to certain commodities transactions in which the Portfolios may engage and does not include swaps, could potentially limit the Portfolios' flexibility to engage in swaps following the regulations implementing the new legislation. In order to clarify that the Portfolios may continue to engage in the same derivatives transactions that they are permitted to engage in today, regardless of whether a governmental agency may regulate these instruments in the future, the Adviser recommended, and the Trustees approved, the policy above.

      The proposed fundamental policy would make it clear that the Portfolios may continue to engage in swaps, forward currency exchange contracts, as well as futures, options on futures, and any other commodity or commodities contracts under investment policies approved by the Trustees and disclosed in a Portfolio's Prospectus and SAI. The Adviser will continue to manage the Portfolios under the policies previously approved by the Trustees and the proposed amendments would not result in a change to a Portfolio's risk exposure. The amended policy would permit Trustees to modify the Portfolios' investment policies in response to changes in statutory and regulatory requirements without incurring the time and expense of obtaining stockholder approval to change the policy and avoid issues relating to any future changes in the regulation of commodities.

                                 Proposal 4.G.
                                     Loans

Proposal:

      The Portfolios may not make loans except through (i) the purchase of debt obligations in accordance with their investment objectives and policies;
      (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.

Discussion:

      The proposed change clarifies the Pooling Portfolios' ability to engage in securities lending and/or inter-fund lending to the extent permitted by the 1940 Act and the then-current SEC policy. The SEC staff currently limits loans of a Pooling Portfolio's securities to one-third of the Portfolio's assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The Pooling Portfolios' current restrictions are consistent with these limitations. In the future, should the SEC staff modify the requirements governing loans by mutual funds, under the proposed restriction, each Pooling Portfolio would automatically be able to conform to those new requirements without the need to solicit stockholder approval.

                                 Proposal 4.H.
            Elimination of Fundamental Policy Prohibiting Pledging,
           Hypothecating, Mortgaging, or Otherwise Encumbering Assets

Proposal:

      The Portfolios' current fundamental investment policy prohibiting the pledging, hypothecating, mortgaging, or otherwise encumbering the Fund's assets would be eliminated in its entirety.

Discussion:

      In making its recommendation to the Board to eliminate this policy, the Adviser noted that the prohibition on pledging, hypothecating, mortgaging, or otherwise encumbering the Fund's assets was based on the requirements formerly imposed by state "blue sky" regulators. This policy is not required to be a fundamental policy by the 1940 Act and may be eliminated from the Fund's fundamental investment policies. The Adviser noted that the Fund's current limits on pledging may conflict with the Fund's ability to borrow money to meet redemption requests or for temporary emergency purposes or, if Proposal [4.B.] is approved, for any other purpose. This conflict arises because banks may require borrowers such as the Fund to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The Fund's current policies, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Fund may borrow in these situations. Although the Adviser currently plans, on behalf of the Fund, to engage only in pledging in connection with borrowing money for redemptions or temporary emergency purposes, pledging assets could decrease the Fund's ability to liquidate assets. If the Fund pledged a large portion of their assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Fund's current borrowing limits would remain consistent with limits prescribed under the 1940 Act.

                                 Proposal 4.I.
               Elimination of The Fundamental Policy Prohibiting
                 Investments For Purposes of Exercising Control

Proposal:

      The Portfolios' fundamental investment policy prohibiting investments made for purposes of exercising control over, or management of, the issuer would be eliminated in its entirety.

Discussion:

      In making its recommendation to the Board to eliminate this policy, the Adviser noted that the investment restriction on investing in a security for the purpose of obtaining or exercising control over, or management of, the issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. This policy is not required to be a fundamental policy by the 1940 Act and may be eliminated from the Fund's investment policies. The proposed amendment would not affect the Fund's investment strategies.

Approval of Proposals 4.A. - 4.I. require the affirmative vote of the stockholders of a 1940 Act Majority with respect to each Portfolio. The Board, including the Independent Trustees, of the Fund unanimously recommends that the stockholders of each Portfolio vote FOR Proposals 4.A. - 4.I.

Part III - Audit Committee Report and Independent Registered Public Accounting Firms

                             Audit Committee Report

      The following Audit Committee Report was adopted by the Audit Committee of the Fund.

      The Audit Committee operates pursuant to a written charter. The purposes of the Audit Committee are to (1) assist the Board in its oversight of the accounting and financial reporting policies and practices of the Portfolios, including: (i) the quality and integrity of the Portfolios' financial statements and the independent audit thereof; (ii) the Portfolios' compliance with legal and regulatory requirements, particularly those that relate to the Portfolios' accounting, financial reporting, internal controls over financial reporting, and independent audits; (iii) the retention, independence, qualifications and performance of the independent accountants; (iv) meeting with representatives of the internal audit department of the Adviser regarding such department's activities relating to the Portfolios; and (v) the Portfolios' compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by a Portfolio or by someone owing a fiduciary or other duty to the Portfolio; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of each Portfolio is responsible for the preparation, presentation and integrity of that Portfolio's financial statements, the Portfolio's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Portfolios' financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Portfolios. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by each Portfolio's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Portfolio is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communications with Audit Committees Concerning Independence, as currently in effect, and has discussed the independent registered public account firm's independence with such firm.

      The members of the Portfolios' Audit Committee are not full-time employees of the Portfolios and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of a Portfolio's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that a Portfolio's independent registered public accounting firm is in fact "independent".

        Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements of the Portfolios be included in the Portfolios' annual report to stockholders for the most recent fiscal year.

Submitted by the Audit Committee of the Fund's Board of Trustees:

John H. Dobkin              Nancy P. Jacklin
Michael J. Downey           Garry L. Moody -- Chairman
William H. Foulk, Jr.       Marshall C. Turner, Jr.
D. James Guzy               Earl D. Weiner

       Approval of Independent Registered Public Accounting Firm by Board

      The Audit Committee of the Portfolios is responsible for the appointment, compensation, retention and oversight of the work of the Portfolios' independent registered public accounting firm. In addition, the Board approved the independent registered public accounting firm of the Portfolios as required by the 1940 Act on the dates specified below. At meetings held on [________], 2010, the Board approved by the vote, cast in person, of a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund [________], independent registered public accounting firm to audit the accounts of the Portfoliols for the fiscal year ending August 31, 2010. [Insert Meeting Date for Approval of Accounting Firms]

      [________] has audited the accounts of the Portfolios since the respective dates of the commencement of each of the Portfolio's operations, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Portfolios. Representatives of [________] are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

                 Independent Registered Accounting Firm's Fees

      The following table sets forth the aggregate fees billed by the independent registered public accounting firm for the Portfolios' last two fiscal years for professional services rendered for: (i) the audit of the Portfolios' annual financial statements included in the Portfolios' annual report(s) to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Portfolios' financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, consent letters, [and in the case of certain of the Portfolios, include multi-class distribution testing and;] (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Portfolios, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Portfolios during this period.



                                                             TABLE 1
                                                             -------
                                                                                            All Fees for
                                                                                         Non-Audit Services
                                                                         All Other Fees    Provided to the
                                                                          for Services   Portfolio, Alliance
                                                 Audit                     Provided to      and Service
Name of Fund                    Audit Fees   Related Fees     Tax Fees      Portfolio        Affiliates*
------------                    -----------  -------------    ---------     ----------       ------------
Pooling -                2008     $36,000       $0             $7,475          n/a            $314,025
     AllianceBernstein   2009     $34,054       $0             $4,700          n/a            $253,749
     Bond Inflation
     Protection
     Portfolio
-----------------------------------------------------------------------------------------------------------

Pooling -                2008     $37,500       $0             $15,675         n/a            $322,225
     AllianceBernstein   2009     $34,500       $0             $23,100         n/a            $272,149
     Global Real Estate
     Investment
     Portfolio
-----------------------------------------------------------------------------------------------------------

Pooling -                2008     $37,000       $0             $8,075          n/a            $314,625
     AllianceBernstein   2009     $36,518       $0             $7,500          n/a            $256,549
     High Yield
     Portfolio
-----------------------------------------------------------------------------------------------------------

Pooling -                2008     $36,800       $0             $9,159          n/a            $315,709
     AllianceBernstein   2009     $34,725       $0             $5,300          n/a            $254,349
     Intermediate
     Duration Bond
     Portfolio
-----------------------------------------------------------------------------------------------------------

Pooling -                2008     $35,700       $0             $10,925         n/a            $317,475
     AllianceBernstein   2009     $32,765       $0             $8,800          n/a            $257,849
     International
     Growth Portfolio
-----------------------------------------------------------------------------------------------------------

Pooling -                2008     $35,700       $0             $10,925         n/a            $317,475
     AllianceBernstein   2009     $34,265       $0             $8,800          n/a            $257,849
     International Value
     Portfolio
-----------------------------------------------------------------------------------------------------------

Pooling -                2008     $36,000       $0             $9,159          n/a            $315,709
     AllianceBernstein   2009     $34,054       $0             $5,300          n/a            $254,349
     Short Duration Bond
     Portfolio
-----------------------------------------------------------------------------------------------------------

Pooling -                2008     $29,700       $0             $9,575          n/a            $316,125
     AllianceBernstein   2009     $28,381       $0             $7,500          n/a            $256,549
     Small-Mid Cap
     Growth Portfolio
-----------------------------------------------------------------------------------------------------------

Pooling -                2008     $29,700       $0             $9,575          n/a            $316,125
     AllianceBernstein   2009     $28,381       $0             $7,500          n/a            $256,549
     Small-Mid Cap Value
     Portfolio
-----------------------------------------------------------------------------------------------------------

Pooling -                2008     $29,250       $0             $12,075         n/a            $318,625
     AllianceBernstein   2009     $27,946       $0             $7,500          n/a            $256,549
     U.S. Large Cap
     Growth Portfolio
-----------------------------------------------------------------------------------------------------------

Pooling -                2008     $29,250       $0             $12,075         n/a            $318,625
     AllianceBernstein   2009     $27,946       $0             $7,500          n/a            $256,549
     U.S. Value
     Portfolio
-----------------------------------------------------------------------------------------------------------


      Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Portfolios by the Portfolios' independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Portfolios. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in Table 1 are for services pre-approved by the Audit Committee.

      The amounts of the Fees for Non-Audit Services provided to the Portfolios, the Adviser and Service Affiliates in Table 1 for the Portfolios that were subject to pre-approval by the Audit Committee for 2008 and 2009 are presented below in Table 2 (includes conducting an annual internal control report pursuant to Statement on Accounting Standards No. 70). The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Portfolios' independent auditors to the Adviser and Service Affiliates is compatible with maintaining the auditors' independence.


                                                             TABLE 2
                                                             -------


                               Fees for Non-Audit Services
                                Provided to the Trust, the
                                   Adviser and Service
                                  Affiliates Subject to
                                  Pre-Approval by Audit       Portion Comprised        Portion Comprised
                                        Committee           of Audit Related Fees         of Tax Fees
                                  ----------------------    ----------------------       ------------

Pooling                 2008             $7,475                    $0                       $7,475
     -AllianceBernstein 2009             $4,700                    $0                       $4,700
     Bond Protection
     Inflation
     Portfolio
---------------------------------------------------------------------------------------------------------

Pooling -               2008             $15,675                   $0                       $15,675
     AllianceBernstein  2009             $23,100                   $0                       $23,100
     Global Real Estate
     Investment
     Portfolio
--------------------------------------------------------------------------------------------------------

Pooling -               2008             $8,075                    $0                       $8,075
     AllianceBernstein  2009             $7,500                    $0                       $7,500
     High Yield
     Portfolio
---------------------------------------------------------------------------------------------------------

Pooling -               2008             $9,159                    $0                       $9,159
     AllianceBernstein  2009             $5,300                    $0                       $5,300
     Intermediate
     Duration Bond
     Portfolio
---------------------------------------------------------------------------------------------------------

Pooling -               2008             $10,925                   $0                       $10,925
     AllianceBernstein  2009             $8,800                    $0                       $8,800
     International
     Growth Portfolio
---------------------------------------------------------------------------------------------------------

Pooling -               2008             $10,925                   $0                       $10,925
     AllianceBernstein  2009             $8,800                    $0                       $8,800
     International
     Value Portfolio
---------------------------------------------------------------------------------------------------------

Pooling -               2008             $9,159                    $0                       $9,159
     AllianceBernstein  2009             $5,300                    $0                       $5,300
     Short Duration
     Bond Portfolio
---------------------------------------------------------------------------------------------------------

Pooling -               2008             $9,575                    $0                       $9,575
     AllianceBernstein  2009             $7,500                    $0                       $7,500
     Small-Mid Cap
     Growth Portfolio
---------------------------------------------------------------------------------------------------------

Pooling -               2008             $9,575                    $0                       $9,575
     AllianceBernstein  2009             $7,500                    $0                       $7,500
     Small-Mid Cap
     Value Portfolio
---------------------------------------------------------------------------------------------------------

Pooling -               2008             $12,075                   $0                       $12,075
     AllianceBernstein  2009             $7,500                    $0                       $7,500
     U.S. Large Cap
     Growth Portfolio
---------------------------------------------------------------------------------------------------------

Pooling -               2008             $12,075                   $0                       $12,075
     AllianceBernstein  2009             $7,500                    $0                       $7,500
     U.S. Value
     Portfolio
---------------------------------------------------------------------------------------------------------


Part IV - Proxy Voting and Stockholder Meetings

      All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes will be cast (i) for the election of each of the nominees as a Trustee for the Fund (Proposal One), (ii) for the amendment of the Investment Advisory Agreement for the Portfolios (Proposal Two), (iii) for the amendment of the Fund's Declaration of Trust (Proposal Three) and (iv) for the amendment or elimination of certain of the Portfolios' fundamental policies (Proposal Four).

      Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free (866) 451-3783. Owners of shares held through a broker or nominee (who is a stockholder of record for those shares) should follow directions provided to the stockholder by the broker or nominee to submit voting instructions. Instructions to be followed by a stockholder of record to submit a proxy via telephone or on the Internet, including use of the Control Number on the stockholder's Proxy Card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by telephone should not also return a Proxy Card. A stockholder of record may revoke the stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Portfolios at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone or on the Internet, as indicated above), or by personally attending and voting at the Meeting.

      Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).

      The approval of Proposal One requires the affirmative vote of a plurality of the votes cast. The approval of Proposal Two requires the affirmative vote of the stockholders of a 1940 Act Majority, as defined below. The approval of Proposal Three requires the affirmative vote of a majority of the shares entitled to vote. The approval of Proposal Four requires the affirmative vote of the stockholders of a 1940 Act Majority for each of the Portfolios. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of Proposal One. The approval of Proposal Two, Proposal Three and Proposal Four requires a 1940 Act Majority or the affirmative vote of the holders of a "majority of the outstanding voting securities" of a Portfolio as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Portfolio present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio. With respect to Proposal Two and Proposal Four, an abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against those proposals. If any matter other than the proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Portfolios have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

      A quorum for the Meeting will consist of the presence in person or by proxy of the holders of 40% of the Portfolios' shares entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or, even if a quorum is so present, if sufficient votes in favor of the position recommended by the Board on any proposal described in the Proxy Statement are not timely received, the Chairman of the Board may authorize, or the persons named as proxies may propose and vote for one or more adjournments of the Meeting up to 120 days after the record date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on a proposal will be voted against adjournment as to that proposal.

      Each Portfolio has engaged Broadridge Financial Solutions, Inc., 60 Research Road, Hingham, MA 02043, to assist in soliciting proxies for the Meeting. Broadridge will receive a total fee of $0 for its services.

Part V - Other Information

                             OFFICERS OF THE TRUST

      Certain information concerning the Portfolios' officers is set forth below. The Portfolios' officers are elected annually by the Board of Trustees until his or her successor is duly elected and qualifies.


                     Position(s)
Name                 Month and                  Principal Occupation during the
Address* and Age     Year First Elected)        past 5 years
----------------     -------------------        -------------------------------

Robert M. Keith      President and Chief        See biography above.
50                   Executive Officer (09/08)

Philip L. Kirstein   Senior Vice President and  Senior Vice President and
65                   Independent Compliance     Independent Compliance Officer
                     Officer (10/04)            of the AllianceBernstein Mutual
                                                Funds, with which he has been
                                                associated since October 2004.
                                                Prior thereto, he was Of Counsel
                                                to Kirkpatrick & Lockhart, LLP
                                                from October 2003 to October
                                                2004, and General Counsel of
                                                Merrill Lynch Investment
                                                Managers, L.P. since prior to
                                                2005.

Emilie Wrapp         Secretary,                 Senior Vice President, Assistant
54                   (10/05)                    General Counsel and Assistant
                                                Secretary of ABI**, with which
                                                she has been associated since
                                                prior to 2005.

Joseph J. Mantineo   Treasurer and              Senior Vice President of
50                   Chief Financial Officer,   AllianceBernstein Investor
                     (08/06)                    Services, Inc. ("ABIS")**, with
                                                which he has been associated
                                                since prior to 2005.

Phyllis J. Clarke    Controller, (05/09)        Vice President of ABIS**, with
49                                              which she has been associated
                                                since prior to 2005.


* The address for each of the Portfolio's Officers is 1345 Avenue of the Americas, New York, New York 10105.

** The Adviser, ABI and ABIS are affiliates of the Trust.

                   INFORMATION AS TO THE INVESTMENT ADVISER,
                  ADMINISTRATOR, AND DISTRIBUTOR OF THE FUNDS

The Trust's investment adviser and administrator is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Trust's distributor is AllianceBernstein Investments, Inc., 1345 Avenue of the Americas, New York, New York 10105.

                                 OTHER MATTERS

Management of the Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

                                Stock Ownership

      Information regarding person(s) who owned of record or were known by a Portfolio to beneficially own 5% or more of a Portfolio's share (or class of shares, if applicable) on August 1, 2010 is provided in Appendix [C].

                            SUBMISSION OF PROPOSALS
                        FOR NEXT MEETING OF STOCKHOLDERS

      The Portfolios do not hold stockholder meetings annually. Any stockholder who wishes to submit a proposal to be included in a Portfolio's proxy statement and form of proxy card for a Portfolio's next meeting of stockholders should send the proposal to the Portfolio so as to be received within a reasonable time before a Portfolio beings to print and mail its proxy materials relating to such meeting.

                            REPORTS TO STOCKHOLDERS

Each Portfolio will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or contact Maria Brison at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                             By Order of the Board of Trustees,

                                             -----------------------------------
                                             Emilie Wrapp
                                             Secretary

September 15, 2010

New York, New York

                     APPENDIX A - OUTSTANDING VOTING SHARES

A list of the outstanding voting shares for each of the Portfolios as of the record date is presented below:

Pooling - AllianceBernstein Bond Inflation
Protection Portfolio

Pooling - AllianceBernstein Global Real
Estate Investment Portfolio

Pooling - AllianceBernstein High Yield
Portfolio

Pooling - AllianceBernstein Intermediate
Duration Bond Portfolio

Pooling - AllianceBernstein International
Growth Portfolio

Pooling - AllianceBernstein International
Value Portfolio

Pooling - AllianceBernstein Short Duration
Bond Portfolio

Pooling - AllianceBernstein Small-Mid Cap
Growth Portfolio

Pooling - AllianceBernstein Small-Mid Cap
Value Portfolio

Pooling - AllianceBernstein U.S. Large Cap
Growth Portfolio

Pooling - AllianceBernstein U.S. Value
Portfolio

Pooling - AllianceBernstein Volatility
Management Portfolio

             APPENDIX B - ADDITIONAL INFORMATION REGARDING TRUSTEES

Ownership in the Portfolios
---------------------------

      The dollar range of the Portfolios' securities owned by each Trustee and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                            Aggregate Dollar
                                                            Range of Equity
                                                               Securities
                                    Dollar Range          in the Funds in the
                                     of Equity            AllianceBernstein Fund
                                    Securities in         Complex as of [insert
                                     Portfolio              applicable date]
                                    --------------        ---------------------

John H. Dobkin

   Bond Inflation Protection              *                Over $100,000
   Portfolio

   Global Real Estate Investment          *                Over $100,000
   Portfolio

   High Yield Portfolio                   *                Over $100,000

   Intermediate Duration Bond             *                Over $100,000
   Portfolio

   International Growth Portfolio         *                Over $100,000

   International Value Portfolio          *                Over $100,000

   Short Duration Bond Portfolio          *                Over $100,000

   Small-Mid Cap Growth Portfolio         *                Over $100,000

   Small-Mid Cap Value Portfolio                           Over $100,000

   U.S. Large Cap Growth Portfolio        *                Over $100,000

   U.S. Value Portfolio                   *                Over $100,000

   Volatility Management Portfolio        *                Over $100,000

   *The Trustees are not eligible
   investors for the Portfolios,
   which are only offered to
   institutional investors.

Michael J. Downey

   Bond Inflation Protection              *                Over $100,000
   Portfolio

   Global Real Estate Investment          *                Over $100,000
   Portfolio

   High Yield Portfolio                   *                Over $100,000

   Intermediate Duration Bond             *                Over $100,000
   Portfolio

   International Growth Portfolio         *                Over $100,000

   International Value Portfolio          *                Over $100,000

   Short Duration Bond Portfolio          *                Over $100,000

   Small-Mid Cap Growth Portfolio         *                Over $100,000

    Small-Mid Cap Value Portfolio         *                Over $100,000

   U.S. Large Cap Growth Portfolio        *                Over $100,000

   U.S. Value Portfolio                   *                Over $100,000

   Volatility Management Portfolio        *                Over $100,000

   *The Trustees are not eligible
   investors for the Portfolios,
   which are only offered to
   institutional investors.

William H. Foulk. Jr.

   Bond Inflation Protection              *                Over $100,000
   Portfolio

   Global Real Estate Investment          *                Over $100,000
   Portfolio

   High Yield Portfolio                   *                Over $100,000

   Intermediate Duration Bond             *                Over $100,000
   Portfolio

   International Growth Portfolio         *                Over $100,000

   International Value Portfolio          *                Over $100,000

   Short Duration Bond Portfolio          *                Over $100,000

   Small-Mid Cap Growth Portfolio         *                Over $100,000

   Small-Mid Cap Value Portfolio          *                Over $100,000

   U.S. Large Cap Growth Portfolio        *                Over $100,000

   U.S. Value Portfolio                   *                Over $100,000

   Volatility Management Portfolio        *                Over $100,000

   *The Trustees are not eligible
   investors for the Portfolios,
   which are only offered to
   institutional investors.

D. James Guzy

   Bond Inflation Protection              *                Over $100,000
   Portfolio

   Global Real Estate Investment          *                Over $100,000
   Portfolio

   High Yield Portfolio                   *                Over $100,000

   Intermediate Duration Bond             *                Over $100,000
   Portfolio

   International Growth Portfolio         *                Over $100,000

   International Value Portfolio          *                Over $100,000

   Short Duration Bond Portfolio          *                Over $100,000

   Small-Mid Cap Growth Portfolio         *                Over $100,000

   Small-Mid Cap Value Portfolio          *                Over $100,000

   U.S. Large Cap Growth Portfolio        *                Over $100,000

   U.S. Value Portfolio                   *                Over $100,000

   Volatility Management Portfolio        *                Over $100,000

   *The Trustees are not eligible
   investors for the Portfolios,
   which are only offered to
   institutional investors.

Nancy P. Jacklin

   Bond Inflation Protection              *                Over $100,000
   Portfolio

   Global Real Estate Investment          *                Over $100,000
   Portfolio

   High Yield Portfolio                   *                Over $100,000

   Intermediate Duration Bond             *                Over $100,000
   Portfolio

   International Growth Portfolio         *                Over $100,000

   International Value Portfolio          *                Over $100,000

   Short Duration Bond Portfolio          *                Over $100,000

   Small-Mid Cap Growth Portfolio         *                Over $100,000

   Small-Mid Cap Value Portfolio          *                Over $100,000

   U.S. Large Cap Growth Portfolio        *                Over $100,000

   U.S. Value Portfolio                   *                Over $100,000

   Volatility Management Portfolio        *                Over $100,000

   *The Trustees are not eligible
   investors for the Portfolios,
   which are only offered to
   institutional investors.

Robert M. Keith

   Bond Inflation Protection              *                [___________________]
   Portfolio

   Global Real Estate Investment          *                [___________________]
   Portfolio

   High Yield Portfolio                   *                [___________________]

   Intermediate Duration Bond             *                [___________________]
   Portfolio

   International Growth Portfolio         *                [___________________]

   International Value Portfolio          *                [___________________]

   Short Duration Bond Portfolio          *                [___________________]

   Small-Mid Cap Growth Portfolio         *                [___________________]

   Small-Mid Cap Value Portfolio          *                [___________________]

   U.S. Large Cap Growth Portfolio        *                [___________________]

   U.S. Value Portfolio                   *                [___________________]

   Volatility Management Portfolio        *                [___________________]

   *The Trustees are not eligible
   investors for the Portfolios,
   which are only offered to
   institutional investors.

Garry L. Moody

   Bond Inflation Protection              *                Over $100,000
   Portfolio

   Global Real Estate Investment          *                Over $100,000
   Portfolio

   High Yield Portfolio                   *                Over $100,000

   Intermediate Duration Bond             *                Over $100,000
   Portfolio

   International Growth Portfolio         *                Over $100,000

   International Value Portfolio          *                Over $100,000

   Short Duration Bond Portfolio          *                Over $100,000

   Small-Mid Cap Growth Portfolio         *                Over $100,000

   Small-Mid Cap Value Portfolio          *                Over $100,000

   U.S. Large Cap Growth Portfolio        *                Over $100,000

   U.S. Value Portfolio                   *                Over $100,000

   Volatility Management Portfolio        *                Over $100,000

   *The Trustees are not eligible
   investors for the Portfolios,
   which are only offered to
   institutional investors.

Marshall C. Turner, Jr.

   Bond Inflation Protection              *                Over $100,000
   Portfolio

   Global Real Estate Investment          *                Over $100,000
   Portfolio

   High Yield Portfolio                   *                Over $100,000

   Intermediate Duration Bond             *                Over $100,000
   Portfolio

   International Growth Portfolio         *                Over $100,000

   International Value Portfolio          *                Over $100,000

   Short Duration Bond Portfolio          *                Over $100,000

   Small-Mid Cap Growth Portfolio         *                Over $100,000

   Small-Mid Cap Value Portfolio          *                Over $100,000

   U.S. Large Cap Growth Portfolio        *                Over $100,000

   U.S. Value Portfolio                   *                Over $100,000

   Volatility Management Portfolio        *                Over $100,000

   *The Trustees are not eligible
   investors for the Portfolios,
   which are only offered to
   institutional investors.

Earl D. Weiner

   Bond Inflation Protection              *                Over $100,000
   Portfolio

   Global Real Estate Investment          *                Over $100,000
   Portfolio

   High Yield Portfolio                   *                Over $100,000

   Intermediate Duration Bond             *                Over $100,000
   Portfolio

   International Growth Portfolio         *                Over $100,000

   International Value Portfolio          *                Over $100,000

   Short Duration Bond Portfolio          *                Over $100,000

   Small-Mid Cap Growth Portfolio         *                Over $100,000

   Small-Mid Cap Value Portfolio          *                Over $100,000

   U.S. Large Cap Growth Portfolio        *                Over $100,000

   U.S. Value Portfolio                   *                Over $100,000

   Volatility Management Portfolio        *                Over $100,000

   *The Trustees are not eligible
   investors for the Portfolios,
   which are only offered to
   institutional investors.

Compensation From the Portfolios
--------------------------------

        None of the Portfolios pays any fees to, or reimburses expenses of, any Trustee during a time when the Trustee is considered an "interested person" of the Trustee. The aggregate compensation paid to each of the Trustees by each Portfolio for the fiscal year ended August 31, 2009, the aggregate compensation paid to each of the Trustees during calendar year 2008 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. None of the Portfolios nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.



                                                                    Number of              Number of
                                                                    Investment             Investment
                                                                    Companies              Portfolios within
                                                                    in the                 the
                                              Compensation          AllianceBernstein      AllianceBernstein
                                              from the              Fund Complex,          Fund Complex,
                         Compensation from    AllianceBernstein     including the          including the
                         the Fund during      Fund Complex,         Fund, as to which      Funds, as to which
                         its Fiscal Year      including the         the Trustee is a       the Trustee is a
Name of Trustee          ended in 2009        Funds, during 2009    Director or Trustee    Director or Trustee
---------------         --------------        ------------------    -------------------    -------------------

John H. Dobkin             $10,085              $245,470                 32                    92

Michael J. Downey          $ 5,377              $243,300                 32                    92

William H. Foulk, Jr.      $ 5,377              $486,700                 34                    94

D. James Guzy              $ 5,377              $244,500                 32                    92

Nancy P. Jacklin           $ 5,377              $269,230                 32                    92

Garry L. Moody             $ 5,377              $270,200                 31                    91

Marshall C. Turner, Jr.    $ 6,158              $243,300                 32                    92

Earl D. Weiner             $ 5,733              $261,300                 32                    92


                          APPENDIX C - STOCK OWNERSHIP

                               TABLE OF CONTENTS

TABLE OF CONTENTS
-----------------

Introduction............................................................[______]

Proposal One: Election of Trustees......................................[______]

Proposal Two: Amendment of Investment Advisory Agreement............... [______]

Proposal Three: Amendment of Declaration of Trust.......................[______]

Proposal Four: Amendment or Elimination of Fundamental Investment
Policies................................................................[______]

Audit Committee Report and Independent Registered Public Account Firms..[______]

Proxy Voting and Stockholder Meeting....................................[______]

Officers of the Trust...................................................[______]

Stock Ownership.........................................................[______]

Information as to the Investment Adviser and Distributor of the Funds...[______]

Other Matters...........................................................[______]

Submission of Proposals for the Next Annual Meeting of Stockholders.....[______]

Appendix A: Outstanding Voting Shares...................................[______]

Appendix B: Additional Information Regarding Trustees...................[______]

Appendix C: Stock Ownership.............................................[______]

                    THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

                                     [LOGO]
                             AllianceBernstein L.P.

_____________________________________________________________________________



NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT SEPTEMBER 15, 2010



SK 00250 0451 1127649

FORM OF PROXY                                                      FORM OF PROXY

                    THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

              PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON NOVEMBER 5, 2010

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
             THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

             The undersigned hereby appoints [___________] and [____________], or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Meeting") of The AllianceBernstein Pooling Portfolios (the "Fund") with respect to the portfolios that are each a series of the Fund (each, a "Portfolio", and, collectively, the "Portfolios") to be held at 3:00 p.m., Eastern Time, on November 5, 2010 at the offices of the AllianceBernstein Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

             IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" EACH OF THE OTHER PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

VOTE VIA THE INTERNET: www.proxyweb.com
VOTE BY TELEPHONE: 1-888-221-0697

                    Please refer to the Proxy Statement for
                         a discussion of each Proposal.

                         PLEASE VOTE, DATE AND SIGN AND
      RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the records of a Fund. Joint owners should each sign personally. Trustees and other representative should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

                    THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS
             AllianceBernstein Bond Inflation Protection Portfolio
           AllianceBernstein Global Real Estate Investment Portfolio
                     AllianceBernstein High-Yield Portfolio
             AllianceBernstein Intermediate Duration Bond Portfolio
                AllianceBernstein International Growth Portfolio
                AllianceBernstein International Value Portfolio AllianceBernstein Short Duration Bond Portfolio AllianceBernstein Small-Mid Cap Growth Portfolio
                AllianceBernstein Small-Mid Cap Value Portfolio
               AllianceBernstein U.S. Large Cap Growth Portfolio
                     AllianceBernstein U.S. Value Portfolio
               AllianceBernstein Volatility Management Portfolio


Please fill in boxes as shown using black or blue ink or number 2 pencil. Please mark votes as in this example: /X/

                                                                   For All
                                          For All   Withhold From  Except As
                                          Nominees  All Nominees   Noted Below

1.    To elect Directors for the Fund:   /_/       /_/            /_/

      01. John H. Dobkin                  06. Robert M. Keith
      02. Michael J. Downey               07. Garry L. Moody
      03. William H Foulk, Jr.            08. Marshall C. Turner, Jr.
      04. D. James Guzy                   09. Earl D. Weiner
      05. Nancy P. Jacklin

      To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.

      __________________________

                                          For       Against        Abstain

2.    To Approve the Amendments to        /_/       /_/            /_/
      the Investment Advisory
      Agreement to Permit
      Reimbursement to the Adviser of
      Certain Administrative Expenses

                                          For       Against        Abstain

3.    To Amend the Fund's Declaration     /_/       /_/            /_/
      Declarations of Trust

                                          For       Against        Abstain

4.    To Amend or Eliminate Certain       /_/       /_/            /_/
      Fundamental Policies of the
      Portfolios.

                                          For       Against        Abstain

4A.   Diversification                     /_/       /_/            /_/

                                          For       Against        Abstain

4B.   Senior Securities and               /_/       /_/            /_/
      Borrowing Money

                                          For       Against        Abstain

4C.   Underwriting Securities             /_/       /_/            /_/

                                          For       Against        Abstain

4D.   Concentration                       /_/       /_/            /_/

                                          For       Against        Abstain

4E.   Investments in Real Estate          /_/       /_/            /_/

                                          For       Against        Abstain

4F.   Commodities                         /_/       /_/            /_/

                                          For       Against        Abstain

4G.   Loans                               /_/       /_/            /_/

                                          For       Against        Abstain

4H.   Elimination of Fundamental          /_/       /_/            /_/
      Policy Prohibiting Pledging,
      Hypothecating, Mortgaging, or
      Otherwise Encumbering Assets

                                          For       Against        Abstain

4I.   Elimination of the                  /_/       /_/            /_/
      Fundamental Policy Prohibiting
      Investments for Purpose of
      Exercising Control

5.    To transact such other business as
      may properly come before the
      Meeting and any adjournments or
      postponements thereof.


                                          Mark here for address change and note
                                          at left.                           /_/

                                          Please be sure to sign, date and
                                          return this Proxy promptly. You may
                                          use the enclosed envelope.


                                          --------------------------------------
                                          (Signature of Stockholder)


                                          --------------------------------------
                                          (Signature of joint owner, if any)

                                          Date __________, 2010



SK 00250 0209 1073130